                                     SCHEDULE 14A
                      PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934

/X/  Filed by the Registrant

/ /  Filed by a party other than the Registrant

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                 SOURCE CAPITAL, INC.
      ------------------------------------------------------------------------
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      ------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required (no preliminary filing was required)
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          --------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------------

     5)   Total fee paid:

          --------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------------

     3)   Filing Party:

          --------------------------------------------------------------------

     4)   Date Filed:

          --------------------------------------------------------------------

                                 SOURCE CAPITAL, INC.
       11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MONDAY, MAY 3, 1999


     Notice is hereby given that the annual meeting of shareholders of Source Capital, Inc. ("Company") will be held on the Chateau Level, Second Floor, of the Park Hyatt Los Angeles at Century City, 2151 Avenue of the Stars, Los Angeles, California 90067, on Monday, May 3, 1999, at 10:00 A.M. Pacific Time, to consider and vote on the following matters:

     1. Election of five directors by the holders of Common Stock, $1.00 par value ("Common Stock"), and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value ("Preferred Stock");

     2.   Continuation of the Investment Advisory Agreement;

     3. Ratification or rejection of the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year; and

     4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     March 5, 1999, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock and Preferred Stock of record at the close of business on that date will be entitled to vote.

                                             By Order of the Board of Directors



                                             SHERRY SASAKI
                                             Secretary

March 29, 1999


-------------------------------------------------------------------------------

IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE COMPANY TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

-------------------------------------------------------------------------------

                                 SOURCE CAPITAL, INC.
       11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA  90064

                                   PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company in connection with the annual meeting of shareholders to be held on Monday, May 3, 1999. Any shareholder executing a proxy has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Company. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, Inc., the Company's investment adviser ("Adviser"), or ChaseMellon Shareholder Services, L.L.C., the Company's Transfer Agent. No specially engaged employees or paid solicitors will be used for such purpose. The cost of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Company. This Proxy Statement was first mailed to shareholders on or about March 29, 1999. The Company's annual report to shareholders for the year ended December 31, 1998, may be obtained upon written request made to the Secretary of the Company.


     On March 5, 1999 (record date for determining shareholders entitled to notice of and to vote at the meeting), there were outstanding 7,540,060 shares of Common Stock and 1,969,212 shares of Preferred Stock. Shares of both classes are entitled to one vote per share and vote together as a single class unless otherwise indicated in the description of a proposal. No person is known by management to own beneficially as much as 5% of the outstanding Common Stock or as much as 5% of the outstanding Preferred Stock.

                     SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

                                        COMMON                PREFERRED
              PROPOSAL                SHAREHOLDERS          SHAREHOLDERS
              --------                ------------          ------------
     1. Election of 7 Directors    Elect 5 Directors      Elect 2 Directors

     2. Investment Advisory        Common and Preferred shareholders vote as
        Agreement                   a single class.

     3. Independent Auditors       Common and Preferred shareholders vote as
                                    a single class.

     4. Other Matters              Common and Preferred shareholders vote as
                                    a single class.


                        1.  ELECTION OF THE BOARD OF DIRECTORS

     At the meeting, seven directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The holders of the Preferred Stock, as a separate class, are entitled to elect two directors, and the holders of Common Stock, as a separate class, are entitled to elect the remaining directors. Shares of both classes have cumulative voting rights, which means that, with regard to the election of directors only, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected by that class of stock, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among candidates as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the seven nominees named below, reserving the right, however, to cumulate such votes in each class and distribute them among nominees at the discretion of the proxy holders. The affirmative votes of a majority of the shares of each class present in person or represented by proxy at the meeting are required to elect each director to be elected by that class. The following schedule sets forth certain information regarding each nominee for election as director.


                                 PRINCIPAL OCCUPATION DURING                             SHARES
     NAME & POSITION            PAST FIVE YEARS & DIRECTORSHIP            DIRECTOR    BENEFICIALLY
    WITH THE COMPANY                  OF PUBLIC COMPANIES           AGE    SINCE        OWNED(1)
    ----------------            ------------------------------      ---   --------    ------------

Julio J. de Puzo, Jr.*     Director (since October 1995),            45     1996    2,733  Common
(Director and President)   Principal and Chief Executive Officer
                           of the Adviser since March 1996; and
                           President and Chief Executive Officer
                           (since January 1997), and director for
                           more than the past five years of FPA
                           Fund Distributors, Inc. ("Fund
                           Distributors").  Executive Vice
                           President and director of FPA
                           Paramount Fund, Inc. and of FPA
                           Perennial Fund, Inc.; and Executive
                           Vice President of FPA Capital Fund,
                           Inc. and of FPA New Income, Inc. (2).
                           Executive Vice President and Chief
                           Administrative Officer from October
                           1995 to March 1996, Chief Financial
                           Officer and Treasurer from June 1991
                           to March 1996, Senior Vice President
                           from February 1993 to October 1995, of
                           the Adviser.





                                 PRINCIPAL OCCUPATION DURING                             SHARES
     NAME & POSITION            PAST FIVE YEARS & DIRECTORSHIP            DIRECTOR    BENEFICIALLY
    WITH THE COMPANY                  OF PUBLIC COMPANIES           AGE    SINCE        OWNED(1)
    ----------------            ------------------------------      ---   --------    ------------

Willard H. Altman, Jr.     Retired. Formerly, until 1995, Partner   63     1998       323 Common
(Director) (3)(4)(5)       of Ernst & Young LLP, independent                          600 Preferred
                           auditors for the Company.  Vice
                           President of Evangelical Council for
                           Financial Accountability, an
                           accreditation organization for
                           Christian non-profit entities.
                           Director of FPA Capital Fund, Inc., of
                           FPA New Income, Inc., of FPA Perennial
                           Fund, Inc. (2), and of Current Income
                           Shares, Inc., a closed-end investment
                           company not advised by the Adviser.

Wesley E. Bellwood         Retired. Formerly, until 1999,            75     1980    1,452 Common
(Director)(3)(4)           Chairman Emeritus and director of
                           Wynn's International, Inc.
                           (diversified automotive products
                           manufacturer).

David Rees                 Private investor.  Director and           75     1968    4,228 Common
(Director)(3)(4)           formerly President and Chief Executive                   240 Preferred
                           Officer of the International Institute
                           of Los Angeles. Formerly, until 1995,
                           the Senior Editor of Los Angeles
                           Business Journal for more than the
                           preceding five years.

Robert L. Rodriguez*       Director, Principal and Chief             50     1996    1,000 Common
(Director and Senior       Investment Officer of the Adviser since
 Vice President)           March 1996; and director of Fund
                           Distributors since March 1996.
                           President and Chief Investment Officer
                           of FPA Capital Fund, Inc. and of FPA
                           New Income, Inc. (2).  Executive Vice
                           President from January 1996 to March
                           1996, Senior Vice President from
                           February 1993 to January 1996, of the
                           Adviser.




                                 PRINCIPAL OCCUPATION DURING                             SHARES
     NAME & POSITION            PAST FIVE YEARS & DIRECTORSHIP            DIRECTOR    BENEFICIALLY
    WITH THE COMPANY                  OF PUBLIC COMPANIES           AGE    SINCE        OWNED(1)
    ----------------            ------------------------------      ---   --------    ------------

Lawrence J. Sheehan**      Of counsel to, and partner (1969 to      66       1991    4,000 Common
(Director)(3)(4)           1994) of, the law firm of O'Melveny &
                           Myers LLP, legal counsel to the Company.
                           Director of FPA Capital Fund, Inc., of
                           FPA New Income, Inc., of FPA Perennial
                           Fund, Inc. (2) and of TCW Convertible
                           Securities Fund, Inc., a closed-end
                           investment company not advised by the
                           Adviser.  Trustee of World Wide Index
                           Funds, a mutual fund complex with
                           thirteen separate investment portfolios
                           not advised by the Adviser.

Paul G. Schloemer          Retired President and Chief Executive    70       1999    700 Common
(Director)(3)(4)(5)        Officer (1984-1993) of Parker Hannifin                    300 Preferred
                           Corporation (a manufacturer of motion
                           control products). Director of
                           Rubbermaid Incorporated, of AMP
                           Incorporated and of Esterline
                           Technologies.




-----------------
 * Director who is an interested person of the Company and of the Adviser as defined in the Investment Company Act of 1940 ("Act") by virtue of being an officer of each company.

** Director who is an interested person of the Company as defined in the Act by virtue of being affiliated with legal counsel to the Company.

(1) Direct voting and investment power as of March 5, 1999. All officers and directors of the Company as a group owned beneficially approximately 15,420 shares of Common Stock and 1,140 shares of Preferred Stock, which constituted less than 1% of each class.

(2) FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., and FPA Perennial Fund, Inc. are other investment companies advised by the Adviser ("FPA Fund Complex"). See "Information Concerning the Adviser" herein.

(3)  Member of the Audit Committee of the Board of Directors.

(4)  Member of the Nominating Committee of the Board of Directors.

(5)  Director elected by the holders of the Preferred Stock.

     All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

     The Board of Directors has designated the five members identified by footnote (3) to the preceding table as the Audit Committee of the Board. The Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Company with the accounting, recording and financial reporting requirements of the Act. The Audit Committee met four times during the last fiscal year.

     The Board of Directors has designated the five members identified by footnote (4) to the preceding table as the Nominating Committee. The Committee recommends to the full Board of Directors nominees for election as directors of the Company to fill vacancies on the Board, when and as they occur. While the Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Committee is within the sole discretion of the Committee and the final selection of management nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as directors. The Nominating Committee met twice during the last fiscal year.


     During 1998, the Board of Directors held six meetings. Each director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served.


     The Company's directors and officers are required to file reports with the Securities and Exchange Commission and the New York Stock Exchange ("NYSE") concerning their ownership and changes in ownership of the Company's Common and Preferred Stock. Based on its review of such reports, the Company believes that all filing requirements were met by its directors and officers during 1998.


     During 1998, the Company did not pay any salaries directly to officers but paid an investment advisory fee to the Adviser as described herein. The following information relates to director compensation. Each director who was not an interested person of the Adviser was compensated by the Company at the rate of $12,000 per year plus a fee of $1,000 per day for Board of Directors or Committee meetings attended. The five directors who were not interested persons of the Adviser received total directors' fees of $79,000 for 1998. Each such director is also reimbursed for out-of-pocket expenses incurred as a director. During the year, the Company incurred legal fees of $7,180, to the law firm of O'Melveny & Myers LLP, with which Mr. Sheehan is affiliated.




                                                                                TOTAL COMPENSATION*
                                         AGGREGATE COMPENSATION*             FROM THE FPA FUND COMPLEX,
          NAME OF DIRECTORS                  FROM THE COMPANY                  INCLUDING THE COMPANY
          -----------------              -----------------------           -----------------------------
          Julio J. de Puzo, Jr.              $     -0-                          $    -0-
          Robert L. Rodriguez                      -0-                               -0-
          Willard H. Altman (1)                 12,000                             23,500**
          Wesley E. Bellwood                    16,000                             16,000
          David Rees                            16,000                             16,000
          Lawrence J. Sheehan                   16,000                             41,000**
          Charles W. Stanton (2)                16,000                             16,000
          Kenneth L. Trefftzs (3)                3,000                              6,750**




* No pension or retirement benefits are provided to Directors by the Company or the FPA Fund Complex.
** Includes compensation from the Company and from three open-end investment companies.
(1) Elected May, 1998.
(2) Retired February, 1999.
(3) Retired March, 1998.


     The following information relates to the executive officers of the Company who are not directors of the Company. Each officer also serves as an officer of the Adviser and has received employee stock options to acquire shares of United Asset Management Corporation, of which the Adviser is an indirect wholly owned subsidiary. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.



    NAME & POSITION                      PRINCIPAL OCCUPATION DURING                         OFFICER
      WITH COMPANY                             PAST FIVE YEARS                         AGE    SINCE
    ---------------                      ---------------------------                   ---   -------

Eric S. Ende             Senior Vice President (or Vice President) of the Adviser       54     1985
(Senior Vice President   for more than the past five years.  Mr. Ende also serves
 & Chief Investment      as President and Chief Investment Officer of FPA Perennial
 Officer)                Fund, Inc., and as Vice President of FPA Capital Fund,
                         Inc., of FPA New Income, Inc. and of FPA Paramoun Fund,
                         Inc.  Mr. Ende served as Executive Vice President of FPA
                         Perennial Fund, Inc. from August 1995 to September 1995,
                         and Vice President from May 1985 to August 1995.

Steven R. Geist          Vice President of the Adviser since December 1994.  Mr.        45     1996
(Vice President)         Geist also serves as Vice President of FPA Perennial Fund,
                         Inc.  Mr. Geist served as Investment Analyst of the
                         Adviser from July 1992 to December 1994.

Janet M. Pitman          Vice President of the Adviser for more than the past five      55     1996
(Vice President)         years.  Ms. Pitman also serves as Vice President of FPA
                         Capital Fund, Inc., of FPA New Income, Inc., of FPA
                         Paramount Fund, Inc. and of FPA Perennial Fund, Inc.

Steven T. Romick         Senior Vice President of the Adviser since March 1996.         36     1996
(Vice President)         Mr. Romick served as director, Chairman of the Board and
                         Chief Financial Officer of The Crescent Group, Inc. from
                         May 1990 to February 1996.

J. Richard Atwood        Senior Vice President, Chief Financial Officer and             38     1997
(Treasurer)              Treasurer of the Adviser since January 1997; and Senior
                         Vice President, Chief Financial Officer (since March 1998)
                         and Treasurer of Fund Distributors since January 1997.
                         Mr. Atwood also serves as Treasurer of FPA Capital Fund,
                         Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc.
                         and of FPA Perennial Fund, Inc.  Mr. Atwood served as Vice
                         President and Chief Financial Officer of Transamerica
                         Investment Services, Inc. from January 1995 to January
                         1997; Vice President and Controller of the Adviser from
                         1988 to January 1995; and Assistant Treasurer of Fund
                         Distributors from May 1991 to January 1995.

Sherry Sasaki            Assistant Vice President and Secretary  of the Adviser for     44     1982
(Secretary)              more than the past five years; and Secretary of Fund
                         Distributors for more than the past five years.  Ms. Sasaki also serves as Secretary of FPA Capital Fund, Inc., of FPA
                         New Income, Inc., of FPA Paramount Fund, Inc. and of FPA
                         Perennial Fund, Inc.


                2.  CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

     First Pacific Advisors, Inc. ("Adviser"), a Massachusetts corporation, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. It provides investment management and advisory services to the Company pursuant to an investment advisory agreement, dated June 27, 1991 ("Advisory Agreement"), the continuation of which to April 30, 1999 was approved by shareholders of the Company on May 4, 1998. The Advisory Agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of directors who are not interested persons (as defined in the Act) of the Company or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement through April 30, 2000, has been approved by the Board of Directors and by a majority of the directors who are not interested persons of the Company or of the Adviser. The Board of Directors recommends approval by shareholders of such continuance. Such approval requires the affirmative vote of (a) 67% or more of the voting securities represented at the meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of all outstanding voting securities, whichever is less.

     Under the Advisory Agreement, the Company retains the Adviser to manage the investment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser agrees to obtain and evaluate economic, statistical and financial information to formulate and implement the Company's investment programs. In addition to providing management and investment advisory services, the Adviser furnishes office space, facilities and equipment. It also compensates all officers and other personnel of the Company except directors who are not affiliated with the Adviser.

     For providing these services, the Adviser receives a monthly fee equal to 1/12 of the annualized percentage indicated below of total net assets. The annualized percentage is determined by the total net assets of the Company on the last business day of each month, in accordance with the following table:

          0.725% for the first $100 million of total net assets;

          0.700% for the next $100 million of total net assets; and

          0.675% for the total net assets over $200 million.


     This fee is higher than the fee paid by some other investment companies. For 1998, the Adviser received $2,886,224 in advisory fees from the Company. The Company's average net assets during the fiscal year were $416,237,632. The total net assets of the Company were $417,776,547 on December 31, 1998.

     The Adviser provides at its expense personnel to serve as officers of the Company and office space, facilities and equipment for managing the affairs of the Company. All other expenses incurred in the operation of the Company are borne by the Company. Expenses incurred by the Company include brokerage commissions on portfolio transactions, fees and expenses of directors who are not affiliated with the Adviser, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expenses of printing and engraving stock certificates, expense of trade association memberships, and advertising and public relations expenses. No advertising or public relations expenses have been incurred by the Company except in connection with shareholder relations and shareholder communications.

     The Advisory Agreement includes a provision for a reduction in the advisory fees payable to the Adviser in the amount by which certain defined operating expenses of the Company for any fiscal year exceed 11/2% of the first $30 million of average total net assets of the Company, plus 1% of the remaining average total net assets. Operating expenses, as defined in the Advisory Agreement, exclude interest, taxes, any expenditures for supplemental statistical and research information, any uncapitalized legal expenses relating to specific portfolio securities or any proposed acquisition or disposition thereof, and extraordinary expenses such as those of litigation, merger, reorganization or recapitalization. All expenditures, including costs incurred in connection with the purchase, holding or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fees for a fiscal year.

     The Advisory Agreement provides that the Adviser shall have no liability to the Company or any shareholders of the Company for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement may be terminated without penalty by the Board of Directors of the Company or the vote of a majority (as defined in the Act) of the outstanding voting securities of the Company upon 60 days' written notice to the Adviser or by the Adviser upon like notice to the Company. The Advisory Agreement will automatically terminate in the event of its assignment, as that term is defined in the Act.

     The recommendation of the Board of Directors that shareholders approve the continuance of the investment advisory agreement is based upon the Board's assessment of the Company's long-term investment performance and low volatility. Advisory fees were found by the Board to be reasonable in comparison to those paid by other closed-end equity funds in light of the Board's evaluation of the consistency and reliability of the Company's long-term performance. The Directors also took into consideration the benefits derived by the investment adviser from arrangements under which it receives research services from brokers to whom the Company's brokerage transactions are allocated, as described below under "Portfolio Transactions and Brokerage."

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser makes decisions to buy and sell securities for the Company, selects broker-dealers, and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices which are favorable to the Company. If these primary considerations are met, agency transactions for the Company are typically placed with brokers which provide brokerage and research services to the Company or the Adviser at commission rates considered to be reasonable, although higher than the lowest brokerage rates available. No formula for such allocation exists. The Company thus bears the cost of such services. While research services may be useful to supplement other available investment information, the receipt thereof does not necessarily reduce the expenses of the Adviser. The Company does not pay any mark-up over the market price of securities acquired in principal transactions with dealers. Any solicitation fees which are received by the Adviser in connection with a tender of portfolio securities of the Company in acceptance of an exchange or tender offer are applied to reduce the advisory fees payable by the Company.

     The Advisory Agreement includes direct authorization for the Adviser to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate, if the Adviser determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. The term brokerage and research services is defined to include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and effecting securities transactions, and performing functions incidental thereto, such as clearance, settlement, and custody.

     The Adviser also places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by broker-dealers which effect securities transactions for the Company may be used by the Adviser in servicing all of its advisory accounts and not all such research services may be used by the Adviser in the management of the Company's portfolio. Conversely, research services furnished by broker-dealers which effect securities transactions for other advisory accounts may be used by the Adviser in the management of the Company. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. In the opinion of the Adviser, however, total commissions paid by the Company are not disproportionate to the benefits received by it on a continuing basis. During 1998, brokerage commissions paid by the Company totaled $294,873 of which $281,148 was paid on transactions having a total value of $133,757,864 to broker-dealers selected because of research services provided to the Adviser.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Company and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by the Company. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

INFORMATION CONCERNING THE ADVISER

     The Advisory Agreement permits the Adviser to render advisory services to others, and the Adviser also serves as investment adviser to FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and FPA Crescent Portfolio, open-end investment companies, which had net assets of $683,615,647, $582,163,081, $279,056,679, $49,813,002 and
$233,987,254, respectively, on December 31, 1998. The annual advisory fees paid by FPA Capital Fund, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. equal 0.75% of the first $50 million of average daily net assets and 0.65% on the average daily net assets in excess of $50 million. Those three funds also reimburse the Adviser for the cost of financial services in an amount of up to 0.10% of average daily net assets. FPA New Income, Inc. pays an advisory fee at the annual rate of 0.50% of its average daily net assets. FPA Crescent Portfolio pays an advisory fee at the annual rate of 1.00% of its average daily net assets. The Adviser also advises institutional accounts. The Adviser had total assets under management of approximately $3.6 billion at December 31, 1998.

     The Adviser is a wholly owned subsidiary of United Asset Management Holdings, Inc. which is a wholly owned subsidiary of United Asset Management Corporation ("UAM"), which is a holding company principally engaged, through affiliated firms, in providing institutional investment management and acquiring institutional investment management firms. The common stock of UAM is listed on the NYSE. No person is known by UAM to own or hold with power to vote 25% or more of the outstanding shares of UAM common stock.

     The directors and principals of the Adviser are the following persons:
Julio J. de Puzo, Jr., Chief Executive Officer of the Adviser; Robert L. Rodriguez, Chief Investment Officer of the Adviser; and William M. Sams. Mr. Sams, 61, serves as President and Chief Investment Officer of FPA Paramount Fund, Inc., and director of Fund Distributors. The principal occupations of Messrs. de Puzo and Rodriguez are described in the preceding table. The business address of Messrs. de Puzo, Rodriguez and Sams is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

              3.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     Shareholders are requested to ratify the selection by the Board of Directors (including a majority of directors who are not interested persons of the Company as that term is defined in the Act) of the firm of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common and Preferred Stock (voting as a single class) represented in person or by proxy at the meeting. The employment of such independent auditors is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Ernst & Young LLP have served as independent auditors for the Company since 1968. Representatives of Ernst & Young LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.


                                  4.  OTHER MATTERS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING REQUIREMENTS

     For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions from a broker or nominee to withhold authority or is marked with an abstention.


     Based on the Company's interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on the proposals set forth herein if they have not received instructions from beneficial owners.


SHAREHOLDER PROPOSALS

     The date by which any shareholder proposal intended to be presented at the next annual meeting must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting is November 30, 1999.


ADJOURNMENT
     In the event that sufficient votes in favor of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.
                                   By Order of the Board of Directors


                                   SHERRY SASAKI
                                   Secretary


March 29, 1999


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED if mailed in the United States.

-------------------------------------------------------------------------------
Directions to PARK HYATT Los Angeles at Century City, 2151 Avenue of the Stars,

Los Angeles, California  90067:


FROM LOS ANGELES INTERNATIONAL AIRPORT:

Take the Century Blvd. exit out of LAX Airport
Travel East on Century Blvd. for
  approximately one mile
Enter the 405 San Diego Freeway North,
  continue for eight miles
Exit Santa Monica Blvd. and turn Right
  onto Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is five blocks up on the
  Right (West) side of the street.


FROM DOWNTOWN LOS ANGELES:

Enter the 110 Harbor Freeway South
Transfer to the 10 Santa Monica Freeway West
  continue for ten miles
Exit on Overland and turn Right, travel
  approximately one mile North
Turn Right on Pico Blvd., travel approximately
  one mile East
Turn Left on Avenue of the Stars
The Park Hyatt is the first building on the Left hand side of the street.


FROM ORANGE COUNTY AND SAN DIEGO COUNTY:

Take the 405 San Diego Freeway North
Exit Santa Monica Blvd. and turn Right
  onto Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is three blocks up on the
  Right hand side of the street.
(IF TRAVELING NORTH ON THE 5 SANTA ANA FREEWAY,
 SEE DIRECTIONS FROM DOWNTOWN LOS ANGELES VIA
 10 SANTA MONICA FREEWAY WEST)


FROM THE SAN FERNANDO VALLEY:

Enter the 405 San Diego Freeway South
Exit Santa Monica Blvd. and turn Left onto
  Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is three blocks up on the Right hand side of the street.

                    ----------------        ------------------
                         COMMON                    D.R.S.

1. To vote for the election of directors: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                                                 NOMINEE'S NAME LISTED BELOW. WESLEY E. BELLWOOD, JULIO J. DE PUZO,
                                                    JR., DAVID REES, ROBERT L. RODRIGUEZ, LAWRENCE J. SHEEHAN

   FOR all nominees listed (except as marked to the contrary to the right)   WITHHOLD AUTHORITY to vote for all nominees

                              / /                                                                / /


2. Continuation of the Investment Advisory Agreement.        FOR    AGAINST    ABSTAIN
                                                             / /      / /        / /

3. Selection of Ernst & Young LLP as independent auditors.   FOR    AGAINST    ABSTAIN
                                                             / /      / /        / /


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement, dated March 1999.


Dated___________________________________, 1999


-----------------------------------------------
            Signature of Shareholder

-----------------------------------------------
            Signature of Shareholder



      IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


                                      PROXY
                              SOURCE CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JULIO J. DE PUZO, JR., DAVID REES, and WILLARD H. ALTMAN, and each of them proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as provided on the reverse side, all shares of Common Stock of the above Company which the undersigned is entitled to vote at the annual meeting to be held on Monday, May 3, 1999, and at any adjournments thereof.

   NOTICE: IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED PROMPTLY TO:

                        CHASEMELLON SHAREHOLDER SERVICES
                                 MIDTOWN STATION
                       P.O. BOX 944, N.Y., N.Y. 10138-0744


                          PLEASE DO NOT FOLD THIS PROXY

                                ----------------
                                    PREFERRED


1. To vote for the election of directors: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE
                                               NOMINEE'S NAME LISTED BELOW.  WILLARD H. ALTMAN, PAUL G. SCHLOEMER

    FOR all nominees listed (except as marked to the contrary to the right)    WITHHOLD AUTHORITY to vote for all nominees
                                   / /                                                            / /



2. Continuation of the Investment Advisory Agreement.           FOR    AGAINST    ABSTAIN
                                                                / /      / /        / /

3. Selection of Ernst & Young LLP as independent auditors.      FOR    AGAINST    ABSTAIN
                                                                / /      / /        / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy
Statement, dated March 1999.


Dated___________________________________, 1999


-----------------------------------------------
               Signature of Shareholder

-----------------------------------------------
               Signature of Shareholder


        IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.


                                      PROXY
                              SOURCE CAPITAL, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints JULIO J. DE PUZO, JR., DAVID REES, and WILLARD H. ALTMAN, and each of them proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as provided on the reverse side, all shares of Preferred Stock of the above Company which the undersigned is entitled to vote at the annual meeting to be held on Monday, May 3, 1999, and at any adjournments thereof.

   NOTICE: IT IS IMPORTANT THAT THIS PROXY BE SIGNED AND RETURNED PROMPTLY TO:

                        CHASEMELLON SHAREHOLDER SERVICES
                                 MIDTOWN STATION
                       P.O. BOX 944, N.Y., N.Y. 10138-0744

                          PLEASE DO NOT FOLD THIS PROXY